UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2007

ATS Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51552	11-3747850
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

7915 Jones Branch Drive

McLean, VA 22102

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 506-0088

Federal Services Acquisition Corporation

900 Third Avenue, 33rd Floor

New York, New York  10022-4775

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

•              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•              Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

•              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

Please see Item 5.02 and the discussion therein of the planned entry into of certain material definitive agreements between ATS Corporation, formerly known as Federal Services Acquisition Corporation (the “Company”), and each of Dr. Edward H. Bersoff and Stuart R. Lloyd, in connection with closing (the “Closing”) of the acquisition (the “Acquisition”) of Advanced Technology Systems, Inc. (“ATS”) described in Item 2.01 below.   The description of certain material agreements related to the Acquisition in Item 2.01 below is incorporated herein by reference.

As a result of the Acquisition, ATS became a wholly-owned subsidiary of the Company.  ATS continues to own all of the outstanding capital stock of its subsidiary, Appix, Inc. (“Appix”).

The Company has made arrangements to maintain in effect, on a transition basis, the existing banking arrangements of ATS.  Since such banking arrangements will soon be replaced by new credit facilities, which will be disclosed in a subsequently-filed Current Report on Form 8-K, the existing ATS credit agreements are not filed as material agreements to this Current Report on Form 8-K.

As a consequence of the Acquisition, the Company succeeded to (for purposes of reporting under the applicable rules of the Securities and Exchange Commission) a number of agreements entered into by ATS and Appix.  ATS and Appix have a diversified contract base, with the result that there are few individual agreements that the Company expects to constitute material definitive agreements as defined in applicable rules of the Securities and Exchange Commission.  These include the following:

(a)           A time-and-materials contract entered into in 2006 under which ATS provides IT contractor support to mission areas under cognizance of the Office of the Secretary of Defense (OSD).  This includes the OUSD(P) Policy Information Management System (PIMS), also referred to as POLYNET, which supports the internal OUSD Policy operating requirements, OSD Component requirements, and the OUSD(P) Security Policy Automation Network (SPAN), which supports special mission programs in support of OUSD(P)’s international security programs responsibilities. Support for these programs includes software design, development, deployment, maintenance and documentation. ATS supports certain infrastructure requirements, including technical support for networks, server support, mail and messaging, archiving, and database administration as required. This contract is filed herewith as Exhibit 10.11.

(b)           A 14 month, $4.4 million fixed-price contract, as amended in October 2006, with the Metropolitan Nashville Police Department under which the ATS Public Safety Solutions division leads the Advanced Records Management System (ARMS) project.  The Nashville ARMS system will serve more than 80 regional agencies in one of the largest information management and criminal justice sharing networks in the Southeast United States. Under the contract, ATS will develop an information system that captures, maintains, and analyzes police agency and incident-related event information. ARMS is vital to day-to-day agency operations and the tracking and managing of criminal and non-criminal events and information, including investigations, case management, property and evidence management, criminal history, warrants, court case preparation, court appearance scheduling, and personnel data.  This contract is filed herewith as Exhibit 10.12.

(c)  A lease dated June 22, 1998 under which ATS leases approximately 131,000 square feet, which serves as the Company’s principal executive offices, at 7915 Jones Branch Drive, McLean, VA  22102, from West*Group Properties, LLC for a term expiring January 31, 2009 for annual base rental payments of approximately $3 million.  The lease is filed herewith as Exhibit 10.13.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 16, 2007, the Company acquired all of the outstanding capital stock of ATS pursuant to a stock purchase agreement dated April 19, 2006, as amended (the “Stock Purchase Agreement”).  In connection with the Closing, the Company paid the ATS shareholders (a) $84.0 million in cash, reduced by a working capital adjustment, the repayment of outstanding indebtedness of ATS and its subsidiaries and certain escrow provisions described below, and (b) 173,913 shares of the Company’s common stock.  As described in the definitive proxy statement (Securities and Exchange Commission File No. 000-51552) dated December 11, 2006 (the “Definitive Proxy Statement”), at pages 67-70, the cash payable at Closing was subject to a working capital adjustment, and a portion of such cash ($8,950,000) was deposited in certain escrow accounts.  In addition, as described in the Definitive Proxy Statement, there are earn out opportunities that could increase the purchase price payable to the shareholders of ATS.

The cash portion of the payments made in the Acquisition was financed entirely through the use of cash raised in the Company’s initial public offering and held in a trust fund prior to the closing of the Acquisition.  The balance of the net proceeds of the initial public offering will be used by the Company for (1) financing transaction costs associated with the Acquisition, (2) funding payments to stockholders who voted against the Acquisition and perfected their right to convert their shares of common stock into their pro rata share of the trust fund, (3) to fund the common stock and warrant repurchase program announced on January 16, 2007, and (4) working capital and general corporate purposes.

In connection with the approval of the Acquisition, the Company’s stockholders (1) adopted an amendment and restatement of the Company’s amended and restated certificate of incorporation (the “Amended Certificate of Incorporation”) to (a) change the Company’s name from “Federal Services Acquisition Corporation” to “ATS Corporation,” and (b) remove certain provisions applicable to the Company only prior to its completion of the Acquisition; (2) approved the Company’s 2006 Omnibus Incentive Plan; and (3) elected Dr. Edward H. Bersoff to the Company’s board of directors for a term expiring in 2009.

Upon the filing of the Amended Certificate of Incorporation on January 16, 2007, the Company changed its name to ATS Corporation.  See the discussion below in this Item 2.01, under the heading “Market Price of and Dividends on the Registrants Common Equity and Related Stockholder Matters,” for information concerning a possible change in the Company’s trading symbols.

Business

The business of the Company is described in the Definitive Proxy Statement in the Section entitled “Information about ATS” beginning on page 94, which is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Definitive Proxy Statement in the Section entitled “Risk Factors” beginning on page 25, which is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company.

Also see the sections of the Definitive Proxy Statement entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of ATS” beginning on page 100, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Federal Services Acquisition Corporation” beginning on page 120, which Sections are incorporated herein by reference.

Employees

The employees of the Company and its subsidiaries are described in the Definitive Proxy Statement in the Sections entitled “Information about ATS — Employees” on page 99, “Information about Federal Services Acquisition Corporation — Employees” on page 119, and “Directors and Executive Officers of Federal Services Acquisition Corporation following the Acquisition” beginning on page 125 of the Definitive Proxy Statement.  All of such Sections of the Definitive Proxy Statement are incorporated herein by reference.

Properties

The principal executive offices of the Company are located at 7915 Jones Branch Drive, McLean, Virginia 22102.  The facilities of the Company are described in the Definitive Proxy Statement in the Section entitled “Information about ATS — Facilities” on page 99 of the Definitive Proxy Statement, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Company’s common stock, as of January 18, 2007, by each of the Company’s officers and directors, all of such officers and directors as a group, and each person known by the Company, as a result of such person’s public filings with the SEC and the information contained therein, to be the beneficial owner of more than 5% of the Company’s outstanding shares of common stock.

Beneficial Owner	Number of Shares (1)	Percentage of Outstanding Common Stock (2)
Joel R. Jacks(3)(5)(6)	4,292,179	18.8%

Peter M. Schulte(3)(5)(6)	4,314,179	18.9%

Dr. Edward H. Bersoff(4)(5)(7)	640,511	3.1%

Joseph A. Saponaro(3)(8)	51,500	*

Edward J. Smith(3)(9)	20,000	*

Stuart R. Lloyd(4)(10)	400,000	1.9%

Leon C. Perry(4)	-0-	—

FSAC Partners, LLC(3)(11)	2,453,514	11.1%

All directors and executive officers as a group (5 individuals)(6)	7,264,855	29.8%

Sapling, LLC/ Fir Tree Recovery Master Fund LP(12) 535 Fifth Avenue, 31st Floor New York, New York 10017	1,452,750	7.2%

Scion Capital, LLC/ Scion Qualified Value Fund(13) 20400 Stevens Creek Blvd. Suite 804 Cupertino, California 95014	1,395,000	6.9%

*                    Less than 1% of shares of common stock outstanding.

(1)             Includes, in the case of each holder of warrants, shares of common stock issuable upon the exercise of warrants, which became exercisable on January 16, 2007.

(2)             The percentages of outstanding common stock take into account 173,913 shares issued in connection with the acquisition of Advanced Technology Systems, Inc. (“ATS”), the redemption of shares as of January 17, 2007 previously held by certain beneficial owners, and the conversion of 3,616,075 shares of common stock into cash in connection with the vote on the acquisition of ATS, resulting in approximately 20,182,838 outstanding shares of common stock (not including any shares issuable upon the exercise of warrants).  The percentages reflect, in both the numerator and denominator of the computation as to each beneficial owner, the number of shares of common stock issuable upon the exercise of warrants held by each beneficial owner. The percentages do not otherwise reflect the Company’s outstanding warrants to purchase 42,000,000 shares of common stock.

(3)             Business address is 900 Third Avenue, 33rd Floor, New York, New York 10022-4775.

(4)             Business address is 7915 Jones Branch Drive, McLean, Virginia 221012.

(5)             Excludes shares held by Messrs. Jacks, Schulte and Bersoff and FSAC Partners, LLC being redeemed for $0.0011 per share effective as of January 17, 2007.

(6)             Includes 603,750 shares held by FSAC Partners, LLC over which Messrs. Jacks and Schulte have shared voting and dispositive power. The members of FSAC Partners, LLC include Joel R. Jacks, Peter M. Schulte, Dr. Edward H. Bersoff and employees and affiliates of CM Equity Partners.  Also includes, as to each of Messrs. Jacks and Schulte, 803,184 shares of common stock issuable upon the exercise of warrants held by each of Mr. Jacks and Mr. Schulte personally and 1,849,764 shares of common stock issuable upon the exercise of warrants held by FSAC Partners, LLC.

(7)             Does not include any shares or warrants held by FSAC Partners, LLC, of which Dr. Bersoff is a member. Dr. Bersoff does not currently have voting or dispositive power as to any shares or warrants held by FSAC Partners, LLC. Includes 243,396 shares of common stock issuable upon the exercise of warrants held by Dr. Bersoff.

(8)             Includes 50,000 shares of common stock issuable upon the exercise of warrants held by Mr. Saponaro.

(9)             Includes 10,000 shares of common stock issuable upon the exercise of warrants held by Mr. Smith.

(10)       Includes 400,000 shares of common stock issuable upon the exercise of options and warrants held by Mr. Lloyd.

(11)       FSAC Partners, LLC is the record owner of these securities, including 1,849,764 shares of common stock issuable upon the exercise of warrants held by FSAC Partners, LLC.  Messrs. Jacks and Schulte have all voting and dispositive power over securities held by FSAC Partners, LLC.  Accordingly, FSAC Partners, LLC, as such, disclaims any beneficial ownership.

(12)       As reported on Schedule 13G/A, Amendment No. 2, dated January 11, 2007, and filed with the SEC on January 16, 2007.

(13)       As reported on Schedule 13GA2, Amendment No. 2, dated August 21, 2006, and filed with the SEC on August 24, 2006.

Directors and Executive Officers

The directors and executive officers of the Company upon the consummation of the Acquisition are described in the Definitive Proxy Statement in the Section entitled “Directors and Executive Officers of Federal Services Acquisition Corporation Following the Acquisition” beginning on page 125 of the Definitive Proxy Statement, which is incorporated herein by reference.  Also see the section of the Definitive Proxy Statement entitled “Certain Relationships and Related Transactions”, beginning on page 135, which is incorporated herein by reference.

Director and Executive Compensation

The compensation of the Company’s executive officers is described in the Definitive Proxy Statement in the Section entitled “Directors and Executive Officers of Federal Services Acquisition Corporation Following the Acquisition” beginning on page 125, and in particular under the subheading “Anticipated Employment Arrangements for Certain Executive Officers” beginning on page 129, of the Definitive Proxy Statement, which Section is incorporated herein by reference.  Also see the Section of the Definitive Proxy Statement entitled “Certain Relationships and Related Transactions”, beginning on page 135, which is incorporated herein by reference.

On January 15, 2007 the Company’s Board of Directors adopted a policy for cash compensation of the Board.  Directors who are employed by the Company will not receive additional compensation for their service on the Board of Directors.  All directors are entitled to reimbursement of expenses for attending each meeting of the Board and each committee meeting.

Non-employee directors will receive annual retainers of $24,000, payable quarterly, and, at the option of each director, in unregistered shares of common stock.  The annual retainer will cover up to four regular Board meetings, one annual and a reasonable number of special board meetings.  Additional retainers, if any, for additional meetings will be determined by the Board of Directors or the Compensation Committee.  The chair of the Audit Committee will receive $8,000 annually, and each other Audit Committee member will receive $4,000 annually, payable in equal quarterly installments as compensation for services as Audit Committee chair and committee member, respectively.  Initially, the Board of Directors will also have a Compensation/Nominating and Corporate Governance Committee.  The chair of that committee will receive $6,000 annually, payable in equal quarterly installments, as compensation for service as chair of that committee, and each other member of the committee will receive $3,000 annually, payable in equal quarterly installments.

The Board of Directors will consider at a future date policies with respect to compensation of non-employee members of the Board of Directors in the form of equity or equity rights.

Certain Relationships and Related Transactions

Certain relationships and related party transactions are described in the Definitive Proxy Statement in the Section entitled “Certain Relationships and Related Transactions” beginning on page 135, which is incorporated herein by reference.

Legal Proceedings

The legal proceedings of the Company are described in the Definitive Proxy Statement in the Sections entitled “Information about ATS — Legal Proceedings” on page 99, and “Information about Federal Services Acquisition Corporation — Legal Proceedings” on page 120, of the Definitive Proxy Statement, which Sections are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Sections of the Definitive Proxy Statement entitled “Market Price Information for FSAC” on page 23, “Information about Federal Services Acquisition Corporation — Dividends” on page 119,  “Price Range of Securities and Dividends” on page 137,  and “Approval of the 2006 Omnibus Incentive Compensation Plan” on page 88, are incorporated herein by reference.  The Company’s 2006 Omnibus Incentive Compensation Plan was approved at the Company’s special meeting of stockholders held on January 11, 2007, as adjourned.

The following table sets forth, for the calendar quarter indicated, the quarterly high and low bid information of the Company’s common stock as reported on the OTC Bulletin Board. The quotations listed below reflect interdealer prices, without retail markup, markdown or commission, and may not necessarily represent actual transactions:

Quarter Ended	Common Stock (FDSA)		Warrants (FDSAW)		Units (FDSAU)
	High	Low	High	Low	High	Low
December 31, 2005	$5.34	$5.25	$0.47	$0.32	$6.28	$5.90
March 31, 2006	$5.77	$5.73	$0.75	$0.73	$7.25	$7.20
June 30, 2006	$5.38	$5.38	$0.45	$0.44	$6.40	$6.40
September 29, 2006	$5.47	$5.35	$0.44	$0.28	$6.40	$6.01
December 29, 2006	$5.63	$5.45	$0.36	$0.27	$6.30	$6.00

The closing prices of the Company’s common stock, units and warrants on January 16, 2007 were $4.95, $6.00, and $0.57, respectively.

In connection with the Acquisition the Company’s stockholders approved an amendment and restatement of the Company’s Certificate of Incorporation, including changing the Company’s name from “Federal Services Acquisition Corporation” to “ATS Corporation.”  The name change became effective on January 16, 2007.  At this time the Company’s common stock, units and warrants will continue to trade on the over-the-counter bulletin board (OTCBB) under the symbols FDSA, FDSAU, and FDSAW, respectively.  It is possible that the Company's symbols and CUSIP number will change as a result of the change in the Company's name.  If the symbols or CUSIP number change the Company will promptly make an announcement to that effect.

The Company's outstanding warrants to purchase 42,000,000 shares of common stock became exercisable on January 16, 2007 upon the closing of the Acquisition.  The Company plans to file soon a registration statement relating to the shares of common stock issuable upon exercise of the warrants.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, concerning the recent sale of unregistered securities.

Indemnification of Directors and Officers

Article Sixth of the Amended Certificate of Incorporation provides as follows:

SIXTH:   Indemnification.

Section 6.1.   Right to Indemnification.   Each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit, proceeding or alternative dispute resolution procedure, whether (a) civil, criminal, administrative, investigative or otherwise, (b) formal or informal or (c) to the extent permitted by Section 145(b) of the DGCL [Delaware General Corporation Law], by or in the right of the Corporation (collectively, a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, manager, officer, partner, trustee, employee or agent of another foreign or domestic corporation or of a foreign or domestic limited liability company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as such a director, officer, employee or agent of the Corporation or in any other capacity while serving as such other director, manager, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the Corporation against all judgments, penalties and fines incurred or paid, and against all expenses (including attorneys’ fees) and settlement amounts actually and reasonably incurred or paid, in connection with any such proceeding, except in relation to matters as to which the person did not act in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. Until such time as there has been a final judgment to the contrary, a person shall be presumed to be entitled to be indemnified under this Section 6.1. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that (a) the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, (b) with respect to any criminal action or proceeding, the person had reasonable cause to believe that the person’s conduct was unlawful or (c) the person was not successful on the merits or otherwise in defense of the proceeding or of any claim, issue or matter therein. If the DGCL is hereafter amended to provide for indemnification rights broader than those provided by this Section 6.1, then the persons referred to in this Section 6.1 shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL as so amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior to such amendment).

Section 6.2.   Determination of Entitlement to Indemnification.   A determination as to whether a person who is a director or officer of the Corporation at the time of the determination is entitled to be indemnified and held harmless under Section 6.1 shall be made (a) by a majority vote of the directors who are not parties to such proceeding, even though less than a quorum, (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (d) by the stockholders. A determination as to whether a person who is not a director or officer of the Corporation at the time of the determination is entitled to be indemnified and held harmless under Section 6.1 shall be made by or as directed by the Board of Directors of the Corporation.

Section 6.3.   Mandatory Advancement of Expenses.   The right to indemnification conferred in this Article Sixth shall include the right to require the Corporation to pay the expenses (including attorneys’ fees) actually and reasonably incurred in defending any such proceeding in advance of its final disposition; provided, however, that an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer of the Corporation (but not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall be finally determined that such indemnitee is not entitled to be indemnified for such expenses under Section 6.1 or otherwise.

Section 6.4.   Non-Exclusivity of Rights.   The right to indemnification and the advancement of expenses conferred in this Article Sixth shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, any provision of this Second Amended and Restated Certificate of Incorporation or of any bylaw, agreement, or insurance policy or arrangement, or any vote of stockholders or disinterested directors, or otherwise. The Board of Directors is expressly authorized to adopt and enter into indemnification agreements with, and obtain insurance for, directors and officers.

Section 6.5.   Effect of Amendment.   Neither any amendment, repeal, or modification of this Article Sixth, nor the adoption or amendment of any other provision of this Second Amended and Restated Certificate of Incorporation or the bylaws of the Corporation inconsistent with this Article Sixth, shall adversely affect any right or protection provided hereby with respect to any act or omission occurring prior to the date when such amendment, repeal, modification, or adoption became effective.

In addition, Section 145 of the DGCL provides for indemnification of officers, directors, employees and agents as set forth below.

Section 145. Indemnification of officers, directors, employees and agents; insurance.

(a)           A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

(b)           A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c)           To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(d)           Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

(e)           Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

(f)            The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

(g)           A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

(h)           For purposes of this section, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(i)            For purposes of this section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

(j)            The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(k)           The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation’s obligation to advance expenses (including attorneys’ fees).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Company’s directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to the court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial statements and supplementary data of the Company.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company.

Item 3.02. Unregistered Sales of Equity Securities

Reference is made to the disclosure in the Definitive Proxy Statement in the Section entitled “The Stock Purchase Agreement - Purchase Price - Payment” beginning on page 67, which is incorporated herein by reference. The Company has claimed an exemption from registration under Section 4(2) of the Securities Act of 1933 for the 173,013 shares of common stock issued in connection with the Acquisition.

In addition, on January 16, 2007 the Company issued to Stuart R. Lloyd options to purchase 300,000 shares of the Company’s common stock at an exercise price equal to the closing price on that date.

Item 3.03. Material Modification to Rights of Security Holders

Reference is made to the disclosure in the Definitive Proxy Statement in the Sections entitled “Approval of the Proposal to Amend and Restate our Amended and Restated Certificate of Incorporation” beginning on page 87, and “Registration Rights Agreement” beginning on page 78, which are incorporated herein by reference.

With the completion of the Acquisition, the Company’s outstanding warrants to purchase common stock became exercisable on January 16, 2007.  The Company plans to file soon a registration statement relating to the shares of common stock issuable upon exercise of the warrants.  In addition, the letter agreements entered into between the Company and its initial stockholders, described at pages 135-136 of the Definitive Proxy Statement under the heading “Certain Relationships and Related Transactions,” are of no further force or effect.

Prior to the Company’s initial public offering, the Company issued 5,250,000 shares to its founding shareholders.  Prior to the Company’s special meeting of stockholders held to vote on the Acquisition, the founding stockholders and the Company agreed that if the Acquisition were approved at the special meeting and actually closed, the Company would redeem one-half of such shares, for a price of $0.0011 per share, promptly after the closing of the Acquisition.  Such redemptions were effective January 17, 2007.  All of the remaining shares issued to the Company’s founding shareholders prior to the Company’s initial public offering (including an aggregate of 2,598,750 shares owned by Messrs. Jacks, Schulte and Bersoff and FSAC Partners, LLC) remain in escrow with Continental Stock Transfer & Trust Company, as escrow agent, pursuant to an escrow agreement that expires on October 25, 2008.  During the escrow period, these shares cannot be sold, but the founding stockholders will retain all other rights as stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Effective immediately upon the closing of the Acquisition, Joel R. Jacks resigned as chairman and chief executive officer of the Company and Peter M. Schulte resigned as president, chief financial officer and secretary of the Company.  Each of Mr. Jacks and Mr. Schulte remains as a director of the Company.  In addition, Dr. Edward H. Bersoff was elected as chairman, president and chief executive officer of the Company and ATS and Stuart R. Lloyd was elected executive vice president, chief financial officer and secretary of the Company and ATS.  Leon C. Perry continues to serve as senior vice president and chief operating officer of ATS.   Reference is made to the disclosure in the Definitive Proxy Statement in the Section entitled “Directors and Executive Officers of Federal Services Acquisition Corporation Following the Acquisition” beginning on page 125, which is incorporated herein by reference.

The Company plans to enter into an employment and other agreements with Dr. Bersoff  and Mr. Lloyd on terms consistent with the description thereof in the Section of the Definitive Proxy Statement referred to immediately above, particularly in the subsection entitled “Anticipated Employment Arrangements for Certain Executive Officers” beginning on page 129 of the Definitive Proxy Statement.

With respect to the compensation of non-employee directors, the disclosure included in Item 2.01, in the second, third and fourth paragraphs, under the heading “Director and Executive Compensation,” is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

In connection with the Acquisition, the Certificate of Incorporation of the Company was amended and restated. The Amended Certificate of Incorporation, which is attached as Exhibit 3.1 to this Current Report on Form 8-K, was filed with the Delaware Secretary of State on January 16, 2007, and all amendments reflected therein were effective on that date. Reference is made to the disclosure set forth in Item 2.01 of this Current Report on Form 8-K concerning the amendment and restatement of the Certificate of Incorporation and to the disclosure in the Definitive Proxy Statement in the Section entitled “Approval of the Proposal to Amend and Restate our Amended and Restated Certificate of Incorporation” on page 87 of the Definitive Proxy Statement, which is incorporated herein by reference.

Item 5.06. Change in Shell Company Status

As described in Item 2.01, on January 16, 2007, the Company completed the Acquisition.  As a result, the Company is no longer a shell company as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

The financial statements and selected financial information of ATS are included in the Definitive Proxy Statement in the Sections entitled “Selected Historical and Pro Forma Consolidated Financial Information” beginning on page 18, and “Index to Financial Statements” beginning on page F-1, of the Definitive Proxy Statement, which are incorporated herein by reference.

(b)  Pro Forma Financial Information

The pro forma financial information included in the Definitive Proxy Statement in the Section entitled “Unaudited Pro Forma Condensed Consolidated Financial Statements” beginning on page 79 is incorporated herein by reference.

(d)  Exhibits

Exhibit
Number	Description

3.1	Amended and Restated Certificate of Incorporation dated January 16, 2007

10.1

Stock Purchase Agreement dated April 19, 2006 among Federal Services Acquisition Corporation, Advanced Technology Systems, Inc. and the shareholders of Advanced Technology Systems, Inc. (included as Annex A to the Definitive Proxy Statement (No. 000-51552) dated December 11, 2006 and incorporated by reference herein)

10.2	First Amendment to Stock Purchase Agreement (included as Annex A-1 to the Definitive Proxy Statement (No. 000-51552) dated December 11, 2006 and incorporated by reference herein)

10.3	Second Amendment to Stock Purchase Agreement (included as Annex A-2 to the Definitive Proxy Statement (No. 000-51552) dated December 11, 2006 and incorporated by reference herein)

10.4	Third Amendment to Stock Purchase Agreement (included as Annex A-3 to the Definitive Proxy Statement (No. 000-51552) dated December 11, 2006 and incorporated by reference herein)

10.5

Balance Sheet Escrow Agreement among Federal Services Acquisition Corporation, certain shareholders of Advanced Technology Systems, Inc. and Branch Banking and Trust Company as Escrow Agent (included as Annex B-1 to the Definitive Proxy Statement (No. 000-51552) dated December 11, 2006 and incorporated by reference herein)

10.6

General Indemnity Escrow Agreement among Federal Services Acquisition Corporation, certain shareholders of Advanced Technology Systems, Inc. and Branch Banking and Trust Company as Escrow Agent (included as Annex B-2 to the Definitive Proxy Statement (No. 000-51552) dated December 11, 2006 and incorporated by reference herein)

10.7

Expense Escrow Agreement among Federal Services Acquisition Corporation, certain shareholders of Advanced Technology Systems, Inc. and Branch Banking and Trust Company as Escrow Agent (included as Annex B-3 to the Definitive Proxy Statement (No. 000-51552) dated December 11, 2006 and incorporated by reference herein)

10.8

Accounting Method Tax Escrow Agreement among Federal Services Acquisition Corporation, certain shareholders of Advanced Technology Systems, Inc. and Branch Banking and Trust Company as Escrow Agent (included as Annex B-4 to the Definitive Proxy Statement (No. 000-51552) dated December 11, 2006 and incorporated by reference herein)

10.9

Registration Rights Agreement among Federal Services Acquisition Corporation and certain shareholders of Advanced Technology Systems, Inc. (included as Annex C to the Definitive Proxy Statement (No. 000-51552) dated December 11, 2006 and incorporated by reference herein)

10.10

Federal Services Acquisition Corporation 2006 Omnibus Incentive Compensation Plan (included as Annex E to the Definitive Proxy Statement (No. 000-51552) dated December 11, 2006 and incorporated by reference herein)

10.11

Contract dated July 24, 2006, as modified September 29, 2006, under which Advanced Technology Systems, Inc. provides IT contractor support to mission areas under cognizance of the Office of the Secretary of Defense

10.12

Contract, as modified October 2006, between Advanced Technology Systems, Inc. Public Safety Solutions Division and the Metropolitan Nashville Police Department (MNPD) with respect to Advanced Records Management System (ARMS) project

10.13

Lease dated June 22, 1998 under which Advanced Technology Systems, Inc. leases the Registrant’s principal executive offices, at 7915 Jones Branch Drive, McLean, VA 22102, from West*Group Properties, LLC for a term expiring on January 31, 2009

23.1	Consent of Eisner LLP to incorporation by reference of financial statements.

99.1	Press Release of the registrant dated January 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       January 19, 2007

ATS CORPORATION

By:	/s/ Dr. Edward H. Bersoff
Dr. Edward H. Bersoff
Chairman, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amended and Restated Certificate of Incorporation dated January 16, 2007

10.1

Stock Purchase Agreement dated April 19, 2006 among Federal Services Acquisition Corporation, Advanced Technology Systems, Inc. and the shareholders of Advanced Technology Systems, Inc. (included as Annex A to the Definitive Proxy Statement (No. 000-51552) dated December 11, 2006 and incorporated by reference herein)

10.2	First Amendment to Stock Purchase Agreement (included as Annex A-1 to the Definitive Proxy Statement (No. 000-51552) dated December 11, 2006 and incorporated by reference herein)

10.3	Second Amendment to Stock Purchase Agreement (included as Annex A-2 to the Definitive Proxy Statement (No. 000-51552) dated December 11, 2006 and incorporated by reference herein)

10.4	Third Amendment to Stock Purchase Agreement (included as Annex A-3 to the Definitive Proxy Statement (No. 000-51552) dated December 11, 2006 and incorporated by reference herein)

10.5

Balance Sheet Escrow Agreement among Federal Services Acquisition Corporation, certain shareholders of Advanced Technology Systems, Inc. and Branch Banking and Trust Company as Escrow Agent (included as Annex B-1 to the Definitive Proxy Statement (No. 000-51552) dated December 11, 2006 and incorporated by reference herein)

10.6

General Indemnity Escrow Agreement among Federal Services Acquisition Corporation, certain shareholders of Advanced Technology Systems, Inc. and Branch Banking and Trust Company as Escrow Agent (included as Annex B-2 to the Definitive Proxy Statement (No. 000-51552) dated December 11, 2006 and incorporated by reference herein)

10.7

Expense Escrow Agreement among Federal Services Acquisition Corporation, certain shareholders of Advanced Technology Systems, Inc. and Branch Banking and Trust Company as Escrow Agent (included as Annex B-3 to the Definitive Proxy Statement (No. 000-51552) dated December 11, 2006 and incorporated by reference herein)

10.8

Accounting Method Tax Escrow Agreement among Federal Services Acquisition Corporation, certain shareholders of Advanced Technology Systems, Inc. and Branch Banking and Trust Company as Escrow Agent (included as Annex B-4 to the Definitive Proxy Statement (No. 000-51552) dated December 11, 2006 and incorporated by reference herein)

10.9

Registration Rights Agreement among Federal Services Acquisition Corporation and certain shareholders of Advanced Technology Systems, Inc. (included as Annex C to the Definitive Proxy Statement (No. 000-51552) dated December 11, 2006 and incorporated by reference herein)

10.10

Federal Services Acquisition Corporation 2006 Omnibus Incentive Compensation Plan (included as Annex E to the Definitive Proxy Statement (No. 000-51552) dated December 11, 2006 and incorporated by reference herein)

10.11

Contract dated July 24, 2006, as modified September 29, 2006, under which Advanced Technology Systems, Inc. provides IT contractor support to mission areas under cognizance of the Office of the Secretary of Defense

10.12

Contract, as modified October 2006, between Advanced Technology Systems, Inc. Public Safety Solutions Division and the Metropolitan Nashville Police Department (MNPD) with respect to Advanced Records Management System (ARMS) project

10.13

Lease dated June 22, 1998 under which Advanced Technology Systems, Inc. leases the Registrant’s principal executive offices, at 7915 Jones Branch Drive, McLean, VA 22102, from West*Group Properties, LLC for a term expiring on January 31, 2009

23.1	Consent of Eisner LLP to incorporation by reference of financial statements.